B 25C (Official Form 25C) (12/08)

UNITED STATES BANKRUPTCY COURT

Eastern District of New York

In re PROFILE TECHNOLOGIES, INC ,
Debtor

Case No. 8-11-73269

Small Business Case under Chapter 11

SMALL BUSINESS MONTHLY OPERATING REPORT

Month: September 30, 2011 Date filed: 10/20/2011

Line of Business: PIPE INSPECTION SERVICES NAISC Code: 213112

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING SMALL BUSINESS MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE.

RESPONSIBLE PARTY:

Richard L. Palmer
Original Signature of Responsible Party

Richard L. Palmer
Printed Name of Responsible Party

Questionnaire: *(All questions to be answered on behalf of the debtor.)*

		Yes	No
1.	IS THE BUSINESS STILL OPERATING?	☑	☐
2.	HAVE YOU PAID ALL YOUR BILLS ON TIME THIS MONTH?	☑	☐
3.	DID YOU PAY YOUR EMPLOYEES ON TIME?	☑	☐
4.	HAVE YOU DEPOSITED ALL THE RECEIPTS FOR YOUR BUSINESS INTO THE DIP ACCOUNT THIS MONTH?	☑	☐
5.	HAVE YOU FILED ALL OF YOUR TAX RETURNS AND PAID ALL OF YOUR TAXES THIS MONTH	☑	☐
6.	HAVE YOU TIMELY FILED ALL OTHER REQUIRED GOVERNMENT FILINGS?	☑	☐
7.	HAVE YOU PAID ALL OF YOUR INSURANCE PREMIUMS THIS MONTH?	☑	☐
8.	DO YOU PLAN TO CONTINUE TO OPERATE THE BUSINESS NEXT MONTH?	☑	☐
9.	ARE YOU CURRENT ON YOUR QUARTERLY FEE PAYMENT TO THE U.S. TRUSTEE?	☑	☐
10.	HAVE YOU PAID ANYTHING TO YOUR ATTORNEY OR OTHER PROFESSIONALS THIS MONTH?	☐	☑
11.	DID YOU HAVE ANY UNUSUAL OR SIGNIFICANT UNANTICIPATED EXPENSES THIS MONTH?	☐	☑
12.	HAS THE BUSINESS SOLD ANY GOODS OR PROVIDED SERVICES OR TRANSFERRED ANY ASSETS TO ANY BUSINESS RELATED TO THE DIP IN ANY WAY?	☐	☑
13.	DO YOU HAVE ANY BANK ACCOUNTS OPEN OTHER THAN THE DIP ACCOUNT?	☐	☑

B 25C (Official Form 25C) (12/08)

14.	HAVE YOU SOLD ANY ASSETS OTHER THAN INVENTORY THIS MONTH?	☐	☑
15.	DID ANY INSURANCE COMPANY CANCEL YOUR POLICY THIS MONTH?	☐	☑
16.	HAVE YOU BORROWED MONEY FROM ANYONE THIS MONTH?	☐	☑
17.	HAS ANYONE MADE AN INVESTMENT IN YOUR BUSINESS THIS MONTH?	☐	☑
18.	HAVE YOU PAID ANY BILLS YOU OWED BEFORE YOU FILED BANKRUPTCY?	☑	☐

TAXES

DO YOU HAVE ANY PAST DUE TAX RETURNS OR PAST DUE POST-PETITION TAX OBLIGATIONS? ☐ ☑

IF YES, PLEASE PROVIDE A WRITTEN EXPLANATION INCLUDING WHEN SUCH RETURNS WILL BE FILED, OR WHEN SUCH PAYMENTS WILL BE MADE AND THE SOURCE OF THE FUNDS FOR THE PAYMENT.

(Exhibit A)

INCOME

PLEASE SEPARATELY LIST ALL OF THE INCOME YOU RECEIVED FOR THE MONTH. THE LIST SHOULD INCLUDE ALL INCOME FROM CASH AND CREDIT TRANSACTIONS. *(THE U.S. TRUSTEE MAY WAIVE THIS REQUIREMENT.)*

TOTAL INCOME $ 40,037.90

SUMMARY OF CASH ON HAND

Cash on Hand at Start of Month	$	36,216.91
Cash on Hand at End of Month	$	42,555.53
PLEASE PROVIDE THE TOTAL AMOUNT OF CASH CURRENTLY AVAILABLE TO YOU **TOTAL**	$	42,555.53

(Exhibit B)

EXPENSES

PLEASE SEPARATELY LIST ALL EXPENSES PAID BY CASH OR BY CHECK FROM YOUR BANK ACCOUNTS THIS MONTH. INCLUDE THE DATE PAID, WHO WAS PAID THE MONEY, THE PURPOSE AND THE AMOUNT. *(THE U.S. TRUSTEE MAY WAIVE THIS REQUIREMENT.)*

TOTAL EXPENSES $ 33,899.10

(Exhibit C)

CASH PROFIT

INCOME FOR THE MONTH *(TOTAL FROM EXHIBIT B)*	$	40,037.90
EXPENSES FOR THE MONTH *(TOTAL FROM EXHIBIT C)*	$	33,899.10
(Subtract Line C from Line B) **CASH PROFIT FOR THE MONTH**	$	6,138.80

B 25C (Official Form 25C) (12/08)

UNPAID BILLS

PLEASE ATTACH A LIST OF ALL DEBTS (INCLUDING TAXES) WHICH YOU HAVE INCURRED SINCE THE DATE YOU FILED BANKRUPTCY BUT HAVE NOT PAID. THE LIST MUST INCLUDE THE DATE THE DEBT WAS INCURRED, WHO IS OWED THE MONEY, THE PURPOSE OF THE DEBT AND WHEN THE DEBT IS DUE. *(THE U.S. TRUSTEE MAY WAIVE THIS REQUIREMENT.)*

TOTAL PAYABLES $ 199.82

(Exhibit D)

MONEY OWED TO YOU

PLEASE ATTACH A LIST OF ALL AMOUNTS OWED TO YOU BY YOUR CUSTOMERS FOR WORK YOU HAVE DONE OR THE MERCHANDISE YOU HAVE SOLD. YOU SHOULD INCLUDE WHO OWES YOU MONEY, HOW MUCH IS OWED AND WHEN IS PAYMENT DUE. *(THE U.S. TRUSTEE MAY WAIVE THIS REQUIREMENT.)*

TOTAL RECEIVABLES $ 0.00

(Exhibit E)

BANKING INFORMATION

PLEASE ATTACH A COPY OF YOUR LATEST BANK STATEMENT FOR EVERY ACCOUNT YOU HAVE AS OF THE DATE OF THIS FINANCIAL REPORT OR HAD DURING THE PERIOD COVERED BY THIS REPORT.

(Exhibit F)

EMPLOYEES

NUMBER OF EMPLOYEES WHEN THE CASE WAS FILED? 1

NUMBER OF EMPLOYEES AS OF THE DATE OF THIS MONTHLY REPORT? 1

PROFESSIONAL FEES

BANKRUPTCY RELATED:

PROFESSIONAL FEES RELATING TO THE BANKRUPTCY CASE PAID DURING THIS REPORTING PERIOD? $ 0.00

TOTAL PROFESSIONAL FEES RELATING TO THE BANKRUPTCY CASE PAID SINCE THE FILING OF THE CASE? See Exhibit G for billed fees $ 0.00

NON-BANKRUPTCY RELATED:

PROFESSIONAL FEES NOT RELATING TO THE BANKRUPTCY CASE PAID DURING THIS REPORTING PERIOD? $ 0.00

TOTAL PROFESSIONAL FEES NOT RELATING TO THE BANKRUPTCY CASE PAID SINCE THE FILING OF THE CASE? $ 0.00

PROJECTIONS

COMPARE YOUR ACTUAL INCOME AND EXPENSES TO THE PROJECTIONS FOR THE FIRST 180 DAYS OF YOUR CASE PROVIDED AT THE INITIAL DEBTOR INTERVIEW.

	Projected	Actual	Difference
INCOME	$ 150,000.00	$ 57,695.12	$ 92,304.88
EXPENSES	$ 128,125.00	$ 105,455.88	$ 22,569.12
CASH PROFIT	$ 21,875.00	$ -47,760.76	$ -69,635.76

TOTAL PROJECTED INCOME FOR THE NEXT MONTH:	$ 30,000.00
TOTAL PROJECTED EXPENSES FOR THE NEXT MONTH:	$ 25,625.00
TOTAL PROJECTED CASH PROFIT FOR THE NEXT MONTH:	$ 4,375.00

ADDITIONAL INFORMATION

PLEASE ATTACH ALL FINANCIAL REPORTS INCLUDING AN INCOME STATEMENT AND BALANCE SHEET WHICH YOU PREPARE INTERNALLY.

Profile Technologies Inc - Debtor in Possession
DETAIL OF INCOME FOR MONTH
September 2011

Type	Date	Name	Memo	Account	Credit
SALES					
Deposit	9/30/2011	PG&E	Deposit	SALES	40,037.90
Total SALES					40,037.90
TOTAL					**40,037.90**

EXHIBIT B

Profile Technologies Inc - Debtor in Possession
DETAIL OF EXPENSES PAID THIS MONTH
September 2011

Date	Num	Name	Memo	Account	Debit	Credit	Balance
Sep 11							
9/30/2011		FARWEST CORR...		COST OF GOOD...	166.70		166.70
9/30/2011		WALKER ELECT...		COST OF GOOD...	33.12		199.82
9/30/2011		OFFICE DEPOT		COST OF GOOD...	42.79		242.61
9/30/2011		GMC ELECTRICAL		COST OF GOOD...	963.00		1,205.61
9/30/2011		HOME DEPOT		COST OF GOOD...	2.57		1,208.18
9/30/2011		WALMART		COST OF GOOD...	7.48		1,215.66
9/30/2011	1071	GENERAL MICRO...		COST OF GOOD...	1,866.64		3,082.30
9/30/2011		RENO WINDUST...		COST OF GOOD...	134.39		3,216.69
9/30/2011	1059	EDGEWORTH C...		CONTRACT LABOR	600.00		3,816.69
9/30/2011	1074	GILLETTE CONS...		CONTRACT LABOR	193.75		4,010.44
9/30/2011		ELECTRO RENT ...		EQUIPMENT REN...	388.41		4,398.85
9/30/2011	1052	SSK INSURANCE...		INSURANCE	3,812.00		8,210.85
9/30/2011	1053	CNA INSURANCE		INSURANCE	57.96		8,268.81
9/30/2011	1054	AFCO INS		INSURANCE	2,697.42		10,966.23
9/30/2011	1073	CNA INSURANCE		INSURANCE	159.68		11,125.91
9/30/2011	1075	MATT BRACKEN		INSURANCE	344.02		11,469.93
9/30/2011	1065	MATT BRACKEN	REIMBURSE	MISC	4,354.28		15,824.21
9/30/2011	1072	VNTAGE FILLINGS		MISC	792.00		16,616.21
9/30/2011		FLYING FORTRE...		MISC	49.11		16,665.32
9/30/2011	1055	TEAGUE PROPE...		RENT	2,988.36		19,653.68
9/30/2011	1058	LONG ISLAND PR...		RENT	1,028.50		20,682.18
9/30/2011	1077	TEAGUE PROPE...		RENT	2,988.36		23,670.54
9/30/2011	1070	SCHACHT		PATENT MAINTE...	643.37		24,313.91
9/30/2011		PAYCHEX		OFFICE	129.28		24,443.19
9/30/2011	1056	INFOCARE INC		OFFICE	26.26		24,469.45
9/30/2011	1062	INFOCARE INC		OFFICE	26.26		24,495.71
9/30/2011	1002	SAFEGUARD SE...		RENT	63.35		24,559.06
9/30/2011	1001	PITA RITA		RENT	400.00		24,959.06
9/30/2011	1061	BERNALILLO CO		TAX	35.00		24,994.06
9/30/2011	1057	QWEST		TELEPHONE	160.00		25,154.06
9/30/2011	1060	CENTER LINK		TELEPHONE	162.38		25,316.44
9/30/2011	1066	VERIZON		TELEPHONE	93.45		25,409.89
9/30/2011	1068	CABLEVISION		TELEPHONE	56.18		25,466.07
9/30/2011		U S AIR		TRAVEL	437.80		25,903.87
9/30/2011		U S AIR		TRAVEL	355.40		26,259.27
9/30/2011		U S AIR		TRAVEL	286.40		26,545.67
9/30/2011	1063	PNM		UTILITIES	98.01		26,643.68
9/30/2011	1067	NEW MEXICO GAS		UTILITIES	18.58		26,662.26
9/30/2011	1064	MATT BRACKEN		WAGES	1,983.38		28,645.64
9/30/2011	1065	MATT BRACKEN		WAGES	950.70		29,596.34
9/30/2011	1076	MATT BRACKEN		WAGES	1,983.38		31,579.72
9/30/2011		RUPAGH MACHINE		COST OF GOOD...	321.00		31,900.72
9/30/2011	14			WAGES	1,283.24		33,183.96
9/30/2011	14			PAYROLL TAXES	401.64		33,585.60
9/30/2011	15		reverse entr...	COST OF GOOD...		242.90	33,342.70
9/30/2011	16			WAGES	249.48		33,592.18
9/30/2011	16			PAYROLL TAXES	107.10		33,699.28
9/30/2011	17			WAGES	199.82		33,899.10
Sep 11					34,142.00	242.90	33,899.10

EXHIBIT C

Amount of payroll due to Matt Bracken (error in printing ck amt on ck 1069)	199.82

Exhibit D

Profile Technologies, Inc. DIP
Reconciliation Summary
TD Bank -DIP Operating, Period Ending 09/30/2011

		Sep 30, 11
Beginning Balance		44,301.49
Cleared Transactions		
Checks and Payments - 46 items	-34,733.09	
Deposits and Credits - 1 item	40,037.90	
Total Cleared Transactions	5,304.81	
Cleared Balance		**49,606.30**
Uncleared Transactions		
Checks and Payments - 6 items	-7,069.83	
Total Uncleared Transactions	-7,069.83	
Register Balance as of 09/30/2011		**42,536.47**
New Transactions		
Checks and Payments - 4 items	-230.60	
Total New Transactions	-230.60	
Ending Balance		**42,305.87**

Profile Technologies, Inc. DIP
Reconciliation Detail
TD Bank -DIP Operating, Period Ending 09/30/2011

Type	Date	Num	Name	Clr	Amount	Balance
Beginning Balance						44,301.49
Cleared Transactions						
Checks and Payments - 46 items						
Check	8/29/2011	1047	Matthew Bracken	X	-1,983.38	-1,983.38
Check	8/29/2011	1045	Matthew Bracken	X	-344.02	-2,327.40
Check	8/29/2011	1046	Matthew Bracken	X	-257.43	-2,584.83
Check	8/30/2011	1049	Elite Inspection and...	X	-3,865.63	-6,450.46
Check	8/30/2011	1048	Long Island Propert...	X	-1,153.27	-7,603.73
Check	8/30/2011	1050	Verizon	X	-54.26	-7,657.99
Check	8/30/2011	1051	AT & T	X	-42.75	-7,700.74
Check	9/1/2011	1052	SSK Insurance LLC	X	-3,812.00	-11,512.74
Check	9/1/2011	1055	Teague Properties	X	-2,988.36	-14,501.10
Check	9/1/2011	1054	AFCO Insurance	X	-2,697.42	-17,198.52
Check	9/1/2011	Debit	Rupagh Machine	X	-321.00	-17,519.52
Check	9/1/2011	Debit	Farwest Corrosion ...	X	-166.70	-17,686.22
Check	9/1/2011	1053	CNA Insurance	X	-57.96	-17,744.18
Check	9/1/2011	1056	Infocare, Inc.	X	-26.26	-17,770.44
Check	9/2/2011	1057	Qwest	X	-160.00	-17,930.44
Check	9/7/2011	1058	Long Island Propert...	X	-1,028.50	-18,958.94
Check	9/7/2011	1059	Edgeworth Constru...	X	-600.00	-19,558.94
Check	9/7/2011	1060	CenterLink	X	-162.38	-19,721.32
Check	9/8/2011	Debit	Office Depot	X	-42.79	-19,764.11
Check	9/8/2011	Debit	Walker Electronics ...	X	-33.12	-19,797.23
Transfer	9/9/2011			X	-842.44	-20,639.67
Check	9/9/2011	1063	PNM	X	-98.01	-20,737.68
Check	9/9/2011	1061	Bernalillo County	X	-35.00	-20,772.68
Check	9/9/2011	1062	Infocare, Inc.	X	-26.26	-20,798.94
Check	9/12/2011	E-Debit	PayChex	X	-129.28	-20,928.22
Check	9/13/2011	E-Debit	GMC Electrical	X	-963.00	-21,891.22
Check	9/15/2011	1065	Matthew Bracken	X	-4,354.28	-26,245.50
Check	9/15/2011	1064	Matthew Bracken	X	-1,983.38	-28,228.88
Check	9/19/2011	1066	Verizon	X	-93.45	-28,322.33
Check	9/19/2011	1068	Cablevision	X	-56.18	-28,378.51
Check	9/19/2011	1067	New Mexico Gas C...	X	-18.58	-28,397.09
Check	9/19/2011	E-Debit	Home Depot	X	-2.57	-28,399.66
Check	9/21/2011	E-Debit	Walmart	X	-7.48	-28,407.14
Check	9/23/2011	1071	General Microcircuits	X	-1,866.64	-30,273.78
Check	9/23/2011	1072	Vintage Filings	X	-792.00	-31,065.78
Check	9/23/2011	E-Debit	Electro Rent Corpor...	X	-388.41	-31,454.19
Check	9/23/2011	1074	The Gillette Consult...	X	-193.75	-31,647.94
Check	9/23/2011	1073	CNA Insurance	X	-159.68	-31,807.62
Check	9/23/2011	E-Debit	Reno Windustrial Co.	X	-134.39	-31,942.01
Check	9/24/2011	1002	Safeguard Self Stor...	X	-63.35	-32,005.36
Check	9/26/2011	1001	Pita Rita, Inc.	X	-400.00	-32,405.36
Transfer	9/28/2011			X	-1,199.02	-33,604.38
Check	9/28/2011	E-debit	U.S. Air	X	-437.80	-34,042.18
Check	9/28/2011	E-Debit	U.S. Air	X	-355.40	-34,397.58
Check	9/29/2011	E-debit	U.S. Air	X	-286.40	-34,683.98
Check	9/29/2011	E-debit	Flying Fortress Loc...	X	-49.11	-34,733.09
Total Checks and Payments					-34,733.09	-34,733.09
Deposits and Credits - 1 item						
Deposit	9/13/2011			X	40,037.90	40,037.90
Total Deposits and Credits					40,037.90	40,037.90
Total Cleared Transactions					5,304.81	5,304.81
Cleared Balance					5,304.81	49,606.30

Profile Technologies, Inc. DIP
Reconciliation Summary
TD Bank-DIP Tax, Period Ending 09/30/2011

		Sep 30, 11
Beginning Balance		19.06
Cleared Transactions		
Checks and Payments - 2 items	-2,041.46	
Deposits and Credits - 2 items	2,041.46	
Total Cleared Transactions	0.00	
Cleared Balance		**19.06**
Register Balance as of 09/30/2011		19.06
Ending Balance		19.06

3:22 PM

10/02/11

Profile Technologies, Inc. DIP
Reconciliation Detail
TD Bank-DIP Tax, Period Ending 09/30/2011

Type	Date	Num	Name	Clr	Amount	Balance
Beginning Balance						19.06
Cleared Transactions						
Checks and Payments - 2 items						
Check	9/14/2011	E-Debit	PayChex	X	-842.44	-842.44
Check	9/30/2011	E-debit	PayChex	X	-1,199.02	-2,041.46
Total Checks and Payments					-2,041.46	-2,041.46
Deposits and Credits - 2 items						
Transfer	9/9/2011			X	842.44	842.44
Transfer	9/28/2011			X	1,199.02	2,041.46
Total Deposits and Credits					2,041.46	2,041.46
Total Cleared Transactions					0.00	0.00
Cleared Balance					0.00	19.06
Register Balance as of 09/30/2011					0.00	19.06
Ending Balance					**0.00**	**19.06**

Professional fees billed but not paid until approved
by the court.

ReedSmith	22,243.50
Randall S D Jacobs, PLLC	28,991.48

Exhibit G

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF NEW YORK

In Re: PROFILE TECHNOLOGIES, INC., Debtor .	Case No. 8-11-73269 (AST) Chapter 11

ORDER AUTHORIZING THE DEBTOR TO PAY (A) PRE-PETITION WAGES, SALARIES, OR COMPENSATION AND (B) REIMBURSABLE EXPENSES TO ITS EMPLOYEE

Upon consideration of the motion (the "Motion")[1] by Profile Technologies, Inc. (the "Debtor") for entry of an order authorizing the Debtor to pay Unpaid Compensation and Reimbursable Expenses owed to its Employee and Independent Contractors in accordance with this Order, all as set forth in the Motion; and the Court having found that venue of this proceeding and the Motion in this district is proper pursuant to 28 U.S.C. sections 1408 and 1409; and the Court having found that the relief requested in the Motion is in the best interests of the Debtor's estate, its creditors, and other parties in interest; and notice of the Motion and the opportunity for a hearing on the Motion was appropriate under the particular circumstances; and the Court having reviewed the Motion and having considered the statements in support of the relief requested therein at a hearing before the Court (the "Hearing"); and the Court having determined that the legal and factual bases set forth in the Motion and at the Hearing establish just cause for the relief granted herein; and after due deliberation and sufficient cause appearing therefor, it is hereby

ORDERED, that the Motion is granted as set forth below; and it is further

[1]Capitalized terms herein not otherwise defined shall have the meanings ascribed to them in the underlying Motion.

Exhibit H, 1

ORDERED, that the Debtor is authorized, but not directed, to honor and pay, in the ordinary course of business and in accordance with the Debtor's pre-petition policies and prepetition practices:

i. $1,400 as the unpaid portion of salary owed to its Employee, including any benefits; and

ii. to reimburse the Employee for prepetition amounts advanced on behalf of the Debtor in the sum of $4,354.82 in Reimbursable Business Expenses as set forth in the Motion; and it is further

ORDERED, that no payments to any individual on account of Unpaid Employee or Unpaid Independent Contractor Compensation shall exceed the caps set forth in sections 507(a)(4) or 507(a)(5) of the Bankruptcy Code; and it is further

ORDERED, that nothing contained herein shall be deemed to authorize the payment of any amounts that may be subject to section 503(c) of the Bankruptcy Code; and it is further

ORDERED, that nothing contained herein is intended or should be construed to create an administrative priority claim on account of the amounts owed to the employee and Independent Contractors; and it is further

ORDERED, that the Debtor is authorized to issue postpetition checks, or to effect postpetition fund transfer requests, in replacement of any checks or fund transfer requests in respect of any that have been or may be dishonored or rejected; and it is further

ORDERED, that nothing in the Motion or this Order, nor as a result of the Debtor's payments pursuant hereto, shall be deemed or construed as an admission as to the validity or priority of any claim against the Debtor, a waiver of the right to dispute any claim, or an

Exhibit H.

approval or assumption of any agreement, contract, or lease pursuant to section 365 of the Bankruptcy Code; and it is further

ORDERED, that nothing in this Order shall prohibit the Debtor from seeking Court authority to increase the pre-petition amounts authorized to be paid hereunder; and it is further

ORDERED, that the Debtor is authorized to take all actions necessary to effectuate the relief granted pursuant to this Order in accordance with the Motion; and it is further

ORDERED, that notice of the Motion as provided therein shall be deemed good and sufficient notice of such motion and the requirements of Bankruptcy Rule 6004(a); and it is further

ORDERED, that notwithstanding Bankruptcy Rule 6004(h), the terms and conditions of this Order shall be immediately effective and enforceable upon its entry; and it is further

ORDERED, that this Court shall retain jurisdiction with respect to the interpretation and implementation of this Order.

United States Bankruptcy Court ★ Eastern District of New York ★

Dated: September 13, 2011
Central Islip, New York

Alan S. Trust

Alan S. Trust
United States Bankruptcy Judge

Exhibit H3

PROFILE TECHNOLOGIES, INC
DEBTOR IN POSSESSION

ACCOUNTANTS' COMPILATION REPORT ON FINANCIAL STATEMENTS CASH BASIS

FOR THE MONTH ENDED ENDED SEPTEMBER 30, 2011

Robinson
Burdette
Martin &
Seright, L.L.P.

A professional services firm of certified public accountants

Robinson
Burdette
Martin &
Seright,L.L.P.

a professional services firm of certified public accountants

9816 Slide Rd., Suite 301
Lubbock, TX 79424-5781
telephone (806) 744-3333
fax (806) 747-2106
www.rbmsllp.com

Partners:
Rick A. Martin, CPA
John Seright, MSA, CPA/ABV, CVA, CFFA
Carolyn Robinson-Stephenson, CPA
Norman Allen, CPA
Woody Boyd, MSA, CPA/ABV, CVA
Brent Redford, CPA

INDEPENDENT ACCOUNTANTS' COMPILATION REPORT

Stockholders
Profile Technologies, Inc
Debtor in Possession

We have compiled the accompanying statement of assets, liabilities, and equity-cash tax basis of Profile Technologies, Inc Debtor in Possession for month ended September 30, 2011, and the related statement of revenues and expenses-cash basis for the period then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. The financial statements have been prepared on the cash basis of accounting, which is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America.

A compilation is limited to presenting in the form of financial statements information that is the representation of management. We have not audited or reviewed the accompanying financial statements and, accordingly, do not express an opinion or any other form of assurance on them.

Management has elected to omit substantially all of the disclosures ordinarily included in financial statements prepared on the cash basis of accounting. If the omitted disclosures were included in the financial statements, they might influence the user's conclusions about the Company's financial position, results of operations and cash flows. Accordingly, these financial statements are not designed for those who are not informed about such matters.

Robinson Burdette Martin & Seright, L.L.P.

October 20, 2011
Lubbock, Texas

Profile Technologies Inc - Debtor in Possession
Statement of Assets and Liabilities- Modified Cash Basis
As of September 30, 2011

	Sep 30, 11
ASSETS	
Current Assets	
Checking/Savings	
TD BANK	42,536.47
TAX ACCOUNT	19.06
Total Checking/Savings	42,555.53
Other Current Assets	
ACCT RECEVIABLE SHAREHOLDER	25,000.00
INVENTORY PARTS	10,000.00
Total Other Current Assets	35,000.00
Total Current Assets	77,555.53
Fixed Assets	
FURNITURE & FIXTURES	300.00
Total Fixed Assets	300.00
TOTAL ASSETS	77,855.53
LIABILITIES & EQUITY	
Liabilities	
Current Liabilities	
Other Current Liabilities	
N/P Murphy Evans	39,999.00
1 · CREDITORS-UNSECURED -PRIORITY	628,150.24
2 · CREDITORS-UNSECURED NONPRIORITY	832,405.67
Payroll Liabilities	199.82
Total Other Current Liabilities	1,500,754.73
Total Current Liabilities	1,500,754.73
Total Liabilities	1,500,754.73
Equity	
Retained Earnings	-1,375,138.44
Net Income	-47,760.76
Total Equity	-1,422,899.20
TOTAL LIABILITIES & EQUITY	77,855.53

Profile Technologies Inc - Debtor in Possession
Statement of Revenues and Expenses- Modified Cash Basis
September 2011

	Sep 11
Income	
SALES	40,037.90
Total Income	40,037.90
Expense	
TAX	35.00
COST OF GOODS SOLD	3,294.79
CONTRACT LABOR	793.75
PATENT MAINTENANCE	643.37
UTILITIES	116.59
TELEPHONE	472.01
OFFICE	181.80
EQUIPMENT RENTAL	388.41
INSURANCE	7,071.08
MISC	5,195.39
PAYROLL TAXES	508.74
RENT	7,468.57
TRAVEL	1,079.60
WAGES	6,650.00
Total Expense	33,899.10
Net Income	**6,138.80**